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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 (File No. 333-     ) of our report dated March 29, 1999
relating to the financial statements which appear in Advanced Radio Telecom and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Seattle, Washington
March 10, 2000